                   MASTER SERVICER'S CERTIFICATE
                (Delivered pursuant to Section 4.9
            of the Master Sale and Servicing Agreement)


                  HOUSEHOLD FINANCE CORPORATION,
                            Master Servicer
              HOUSEHOLD AUTO RECEIVABLES CORPORATION
              HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
           Class A, B-1, B-2 and C Notes, Series 1998-1

   The undersigned, a duly authorized representative of Household Finance Corporation, as Master Servicer (the "Servicer"), pursuant to the amended and restated
Master Sale and Servicing Agreement, dated as of November 1, 1998, by and among the
Servicer, Household Automobile Revolving Trust I, as Issuer (the "Issuer"), Household Auto
Receivables Corporation, as Seller (the "Seller"), The Chase Manhattan Bank, as Indenture
Trustee (the "Indenture Trustee") and Wilmington Trust Company, as Owner Trustee, does hereby certify with respect to the information set forth below as follows:

1.   Capitalized terms used in this Certificate shall have the respective meanings set forth in the Master Sale and Servicing Agreement and Series 1998-1 Supplement, dated as of
       November 1, 1998, by and among the Servicer, Issuer, Seller, Indenture Trustee and
       Wilmington Trust Company, as Owner Trustee.

2. Household Finance Corporation is, as of the date hereof, the Servicer under the Master Sale and Servicing Agreement.

3.   The undersigned is a Servicing Officer.

4.   This Certificate relates to the Distribution Date occurring on      October 18, 1999

5.  Series 1998-1 Information

(a)  The amount of Collected Funds with respect to the Collection          $28,272,362.62
Period was equal to
        (i) The Gross Cash Yield                                                 19.0751%

(b)  The amount of Available Funds with respect to the Collection           28,272,362.62
Period was equal to

(c)  The  Liquidated Receivables for the Collection Period was               6,988,038.47
equal to

(d)  Net Liquidation Proceeds for the Collection Period was equal            3,057,090.60
to
        (i) The annualized net default rate                                       7.5386%

(e)  The principal balance of Series 1998-1 Receivables at the beginning
        of the Collection Period was equal to                              625,731,344.63

(f)  The principal balance of Series 1998-1 Receivables on the last day
        of the Collection Period was equal to                              603,714,761.00

(g)  The aggregate outstanding  balance of the Series 1998-1
Receivables which were one
        payment (1-29 days) delinquent as of the close of business on the last day of the
        Collection Period with respect to such Distribution Date            30,192,000.00
was equal to

(h)  The aggregate outstanding  balance of the Series 1998-1
Receivables which were two
        payments (30-59 days) delinquent as of the close of
business on the last day of the
        Collection Period with respect to such Distribution Date            11,956,000.00
was equal to

(i)  The aggregate outstanding  balance of the Series 1998-1
Receivables which were three or
        more payments (60+ days) delinquent as of the close of
business on the last day of the
        Collection Period with respect to such Distribution Date             6,884,000.00
was equal to


(j)  The Base Servicing Fee paid on the Distribution Date was equal          1,564,328.36
to

(k)  The Principal Distributable Amount for the Distribution Date           19,649,800.89
was equal to

(l)  The Principal Amount Available for the Distribution Date was           25,202,406.48
equal to

(m)  The Aggregate Note Principal Balance is equal to                      558,465,225.08

(n)  The Aggregate Optimal Note Balance is equal to                        538,815,424.19

(o)  The Targeted Overcollateralization Amount is equal to                  64,899,336.81

(p)  The Targeted Credit Enhancement Amount is equal to                     83,010,779.64

(q)  The Targeted Reserve Account Balance is equal to                       18,111,442.83

(r)  The Reserve Account Deposit Amount for the Distribution Date                    0.00

(s)  The Maximum Reserve Account Deposit Amount for the                      3,185,822.85
Distribution Date

(t)  The Reserve Account Shortfall for the Distribution Date                         0.00

(u)  The amount on deposit in the Reserve Account after                     18,111,442.83
distributions is equal to

(v)  The notional amount of the Interest Rate Cap was equal to             223,832,000.00

(w)  Payments received under the Interest Rate Cap were equal to                     0.00

(x)  Libor Rate used in determining payments received under the
Interest Rate Cap was
        equal to                                                                5.381250%

6.  Noteholder Information
(a) Class A-1
      (i)  The Class A Interest Distributable Amount with respect                    0.00
to Class A-1 was equal to

      (ii)  The Class A-1 interest paid on the Distribution Date                     0.00
was equal to

      (iii)  The Class A Interest Carryover Shortfall with respect                   0.00
to Class A-1 was equal to

      (iv)  The Class A-1 unpaid interest with respect to the                        0.00
Distribution Date was equal to

      (v)  The Class A-1 aggregate principal amount at the
beginning of the Distribution Date
                was equal to                                                         0.00

      (vi)  The Class A-1 aggregate principal amount at the end of the Distribution Date
                  was equal to                                                       0.00

      (vii)  The Class A Principal Distributable Amount with                         0.00
respect to Class A-1 was equal to

      (viii)  The Class A-1 principal distribution was equal to                      0.00

      (ix)  The ending Class A-1 Notes as a percentage of the Pool
Balance on the Distribution
                 Date was equal to                                              0.000000%

      (x)  The ending Class A Notes as a percentage of the Pool
Balance on the Distribution
               Date was equal to                                               58.104639%

(b) Class A-2
      (i)  The Class A Interest Distributable Amount with respect              256,401.00
to Class A-2 was equal to

      (ii)  The Class A-2 interest paid on the Distribution Date               256,401.00
was equal to

      (iii)  The Class A Interest Carryover Shortfall with respect                   0.00
to Class A-2 was equal to


      (iv)  The Class A-2 unpaid interest with respect to the                        0.00
Distribution Date was equal to

      (v)  The Class A-2 aggregate principal amount at the
beginning of the Distribution Date was equal to                             54,000,000.00

      (vi)  The Class A-2 aggregate principal amount at the end of
the Distribution Date was equal to                                          54,000,000.00

      (vii)  The Class A Principal Distributable Amount with                         0.00
respect to Class A-2 was equal to

      (viii)  The Class A-2 principal distribution was equal to                      0.00

     (ix)  The Class A Principal Carryover Shortfall with respect                    0.00
to Class A-2 was equal to

     (x)  The Class A-2 unpaid principal with respect to the                         0.00
Distribution Date was equal to

      (xi)  The ending Class A-2 Notes as a percentage of the Pool
Balance on the Distribution Date was equal to                                   8.944621%

      (xii)  The ending Class A Notes as a percentage of the Pool
Balance on the Distribution Date was equal to                                  58.104639%

(c) Class A-3
      (i)  The Class A Interest Distributable Amount with respect              718,053.65
to Class A-3 was equal to

      (ii)  The Class A-3 interest paid on the Distribution Date               718,053.65
was equal to

      (iii)  The Class A Interest Carryover Shortfall with respect                   0.00
to Class A-3 was equal to

      (iv)  The Class A-3 unpaid interest with respect to the                        0.00
Distribution Date was equal to

      (v)  The Class A-3 aggregate principal amount at the
beginning of the Distribution Date was equal to                            143,000,000.00

      (vi)  The Class A-3 aggregate principal amount at the end of
the Distribution Date was equal to                                         143,000,000.00

      (vii)  The Class A Principal Distributable Amount with                         0.00
respect to Class A-3 was equal to

      (viii)  The Class A-3 principal distribution was equal to                      0.00

     (ix)  The Class A Principal Carryover Shortfall with respect                    0.00
to Class A-3 was equal to

     (x)  The Class A-3 unpaid principal with respect to the                         0.00
Distribution Date was equal to

      (xi)  The ending Class A-3 Notes as a percentage of the Pool
Balance on the Distribution Date was equal to                                  23.686683%

      (xii)  The ending Class A Notes as a percentage of the Pool
Balance on the Distribution Date was equal to                                  58.104639%

(d) Class A-4
      (i)  The Class A Interest Distributable Amount with respect              409,366.37
to Class A-4 was equal to

      (ii)  The Class A-4 interest paid on the Distribution Date               409,366.37
was equal to

      (iii)  The Class A Interest Carryover Shortfall with respect                   0.00
to Class A-4 was equal to

      (iv)  The Class A-4 unpaid interest with respect to the                        0.00
Distribution Date was equal to

      (v)  The Class A-4 aggregate principal amount at the
beginning of the Distribution Date was equal to                            80,832,000.00

      (vi)  The Class A-4 aggregate principal amount at the end of
the Distribution Date was equal to                                          80,832,000.00



      (vii)  The Class A Principal Distributable Amount with                         0.00
respect to Class A-4 was equal to

      (viii)  The Class A-4 principal distribution was equal to                      0.00

     (ix)  The Class A Principal Carryover Shortfall with respect                    0.00
to Class A-4 was equal to

     (x)  The Class A-4 unpaid principal with respect to the                         0.00
Distribution Date was equal to

      (xi)  The ending Class A-4 Notes as a percentage of the Pool
Balance on the Distribution Date was equal to                                  13.389104%

      (xii)  The ending Class A Notes as a percentage of the Pool
Balance on the Distribution Date was equal to                                  58.104639%

(e) Class A-5
      (i)  The Class A Interest Distributable Amount with respect              356,019.77
to Class A-5 was equal to

      (ii)  The Class A-5 interest paid on the Distribution Date               356,019.77
was equal to

      (iii)  The Class A Interest Carryover Shortfall with respect                   0.00
to Class A-5 was equal to

      (iv)  The Class A-5 unpaid interest with respect to the                        0.00
Distribution Date was equal to

      (v)  The Class A-5 aggregate principal amount at the
beginning of the Distribution Date was equal to                             75,614,818.17

      (vi)  The Class A-5 aggregate principal amount at the end of
the Distribution Date was equal to                                          72,954,283.45

      (vii)  The Class A-5 Principal Distributable Amount was equal to       2,660,534.72

      (viii)  The Class A-5 principal distribution was equal to              2,660,534.72

     (ix)  The Class A-5 Principal Carryover Shortfall was equal                     0.00

     (x)  The Class A-5 unpaid principal with respect to the                         0.00
Distribution Date was equal to

      (xi)  The ending Class A-5 Notes as a percentage of the Pool
Balance on the Distribution Date was equal to                                  12.084231%

      (xii)  The ending Class A Notes as a percentage of the Pool
Balance on the Distribution Date was equal to                                  58.104639%

(f) Class B-1
      (i)  The Class B-1 Interest Distributable Amount was equal to            460,392.34

      (ii)  The Class B-1 interest paid on the Distribution Date               460,392.34
was equal to

      (iii)  The Class B-1 Interest Carryover Shortfall was equal to                 0.00

      (iv)  The Class B-1 unpaid interest with respect to the                        0.00
Distribution Date was equal to

      (v)  The Class B-1 aggregate principal amount at the
beginning of the Distribution Date was equal to                             87,693,779.79

      (vi)  The Class B-1 aggregate principal amount at the end of
the Distribution Date was equal to                                          74,832,623.06

      (vii)  The Class B-1 Principal Distributable Amount was equal to      12,861,156.74

      (viii)  The Class B-1 principal distribution was equal to             12,861,156.74

     (ix)  The Class B-1 Principal Carryover Shortfall was equal                     0.00

     (x)  The Class B-1 unpaid principal with respect to the                         0.00
Distribution Date was equal to

      (xi)  The ending Class B-1 Notes as a percentage of the Pool
Balance on the Distribution Date was equal to                                  12.395361%

      (xii)  The ending Class A and B-1 Notes as a percentage of
the Pool Balance on the Distribution Date was equal to                         70.500000%

(g) Class B-2
      (i)  The Class B-2 Interest Distributable Amount was equal to            380,444.66

      (ii)  The Class B-2 interest paid on the Distribution Date               380,444.66
was equal to

      (iii)  The Class B-2 Interest Carryover Shortfall was equal to                 0.00

      (iv)  The Class B-2 unpaid interest with respect to the                        0.00
Distribution Date was equal to

      (v)  The Class B-2 aggregate principal amount at the
beginning of the Distribution Date was equal to                             71,333,373.29

      (vi)  The Class B-2 aggregate principal amount at the end of
the Distribution Date was equal to                                          68,823,482.75

      (vii)  The Class B-2 Principal Distributable Amount was equal to       2,509,890.53

      (viii)  The Class B-2 principal distribution was equal to              2,509,890.53

     (ix)  The Class B-2 Principal Carryover Shortfall was equal                     0.00

     (x)  The Class B-2 unpaid principal with respect to the                         0.00
Distribution Date was equal to

      (xi)  The ending Class B-2 Notes as a percentage of the Pool
Balance on the Distribution Date was equal to                                  11.400000%

      (xii)  The ending Class A, B-1 and B-2 Notes as a percentage
of the Pool Balance on the Distribution Date was equal to                      81.900000%

(g) Class C
      (i)  The Class C Interest Distributable Amount was equal to              249,119.29

      (ii)  The Class C interest paid on the Distribution Date was equal to    249,119.29

      (iii)  The Class C Interest Carryover Shortfall was equal to                   0.00

      (iv)  The Class C unpaid interest with respect to the                          0.00
Distribution Date was equal to

      (v)  The Class C aggregate principal amount at the beginning
of the Distribution Date was equal to                                       45,991,253.83

      (vi)  The Class C aggregate principal amount at the end of
the Distribution Date was equal to                                          44,373,034.93

      (vii)  The Class C Principal Distributable Amount was equal to         1,618,218.90

      (viii)  The Class C principal distribution was equal to                1,618,218.90

     (ix)  The Class C Principal Carryover Shortfall was equal                       0.00

     (x)  The Class C unpaid principal with respect to the                           0.00
Distribution Date was equal to

      (xi)  The ending Class C Notes as a percentage of the Pool
Balance on the Distribution Date was equal to                                   7.350000%

      (xii)  The ending Class A, B-1, B-2 and C Notes as a
percentage of the Pool Balance on the Distribution Date was equal to           89.250000%

(h) Overcollateralization
     (i)  The ending overcollateralization was equal to                     64,899,336.81

     (ii)  The ending overcollateralization as a percentage of the
Pool Balance on the Distribution Date was equal to                             10.750000%

7.  As of the date hereof, to the best knowledge of the undersigned,  the Servicer has performed in all material respects all its obligations under the Master Sale and Servicing
      Agreement through the Collection Period with respect to such Distribution Date or, if there has been a default in the performance of any such obligation, has set forth in detail (i) the nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default; if None applicable, insert
      "None".                                                                               None

8.  As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any of the Series 1998-1 Receivables other than pursuant to the Basic Documents
     (or if there is a lien, such lien consists of: ______________).



9.  The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Issuer, the Servicer, the Noteholders and the Certficateholder are all in accordance with the requirements of the Master Sale and
      Servicing Agreement.


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this
October 15, 1999



HOUSEHOLD FINANCE CORPORATION
as Servicer


By:
Name:     Steven H. Smith
Title:    Servicing Officer




HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                                09/30/99
Distribution Date                                                                10/18/99

CLASS A-2 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                                         4.748166667
   2.   Principal distribution per $1,000                                               0
   3.   Interest distribution per $1,000                                      4.748166667

B.  Calculation of Class A-2 Interest
   1.    Class A-2 related Note Rate                                            5.514000%
   2.   Class A-2 principal balance - beginning of period                  $54,000,000.00
   3.   Accrual convention                                                     Actual/360
   4.   Days in Interest Period                                                        31

   5.   Class A-2 interest due                                                $256,401.00
   6.   Class A-2 interest paid                                               $256,401.00
   7.   Class A Interest Carryover Shortfall with respect to Class A-2              $0.00
   8.   Class A-2 unpaid interest with respect to the Distribution Date             $0.00

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning of period                   $54,000,000.00
   2.  Class A-2 principal - amount due                                             $0.00
   3.  Class A-2 principal - amount paid                                            $0.00
   4.  Class A-2 principal balance - end of period                         $54,000,000.00
   5.  Class A Principal Carryover Shortfall with respect to Class A-2              $0.00
   6.  Class A-2 unpaid principal with respect to the Distribution Date             $0.00
   7.  Class A-2 Notes as a percentage of the Pool Balance on the               8.944621%
Distribution Date
   8.  Total Class A Notes as a percentage of the Pool Balance on              58.104639%
the Distribution Date

D.  Performance of Trust
   1.  Available Funds For Distribution Date                               $28,272,362.62

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                             $30,192,000.00
          % Of  Receivables                                                     5.001037%
     (b)  30-59 Days Delinquent                                            $11,956,000.00
          % Of  Receivables                                                     1.980405%
     (c)  60+ Days Delinquent                                               $6,884,000.00
          % Of  Receivables                                                     1.140274%

   3.  Aggregate losses for Collection Period less Net Liquidation Proceeds $3,930,947.87

   4.  Base Servicing Fee paid on the Distribution Date                     $1,564,328.36

   5.  Pool Balance on the Accounting Date                                $603,714,761.00

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                              $18,111,442.83
        (b)  Amount on deposit in the Reserve Account                      $18,111,442.83

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap              $223,832,000.00
           (b)  Current Libor                                                   5.381250%
           (c)  Cap Rate                                                        6.250000%
           (d)  Excess                                              NA
           (e)  Day convention                                      Actual/360
           (f)  Days in Interest Period                                                31
           (g)  Payments received under the Interest Rate Cap                            0

   8.  (a)  Weighted Average Coupon (WAC)                                      19.674000%
         (b)  Weighted Average Remaining Maturity (WAM)                                45


HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                                09/30/99
Distribution Date                                                                10/18/99


CLASS A-3 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                                         5.021354196
   2.   Principal distribution per $1,000                                               0
   3.   Interest distribution per $1,000                                      5.021354196

B.  Calculation of Class A-3 Interest
   1.    Calculation of Class A-3 Note Rate
          (a)  Libor                                                            5.381250%
          (b)  Spread                                                           0.450000%
          (c)  Class A-3 related Note Rate                                      5.831250%

   2.    Class A-3 principal balance - beginning of period                $143,000,000.00
   3.    Accrual convention                                         Actual/360
   4.    Days in Interest Period                                                       31
   5.   Class A-3 interest due                                                $718,053.65
   6.   Class A-3 interest paid                                               $718,053.65
   7.   Class A Interest Carryover Shortfall with respect to Class A-3              $0.00
   8.   Class A-3 unpaid interest with respect to the Distribution Date             $0.00

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning of period                  $143,000,000.00
   2.  Class A-3 principal - amount due                                             $0.00
   3.  Class A-3 principal - amount paid                                            $0.00
   4.  Class A-3 principal balance - end of period                        $143,000,000.00
   5.  Class A Principal Carryover Shortfall with respect to Class A-3              $0.00
   6.  Class A-3 unpaid principal with respect to the Distribution Date             $0.00
   7.  Class A-3 Notes as a percentage of the Pool Balance on the              23.686683%
Distribution Date
   8.  Total Class A Notes as a percentage of the Pool Balance on              58.104639%
the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                                                     $28,272,362.62
   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                             $30,192,000.00
          % Of  Receivables                                                     5.001037%
     (b)  30-59 Days Delinquent                                            $11,956,000.00
          % Of  Receivables                                                     1.980405%
     (c)  60+ Days Delinquent                                               $6,884,000.00
          % Of  Receivables                                                     1.140274%

   3.  Aggregate losses for Collection Period less Net Liquidation          $3,930,947.87
Proceeds

   4.  Base Servicing Fee paid on the Distribution Date                     $1,564,328.36

   5.  Pool Balance on the Accounting Date                                $603,714,761.00

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                              $18,111,442.83
        (b)  Amount on deposit in the Reserve Account                      $18,111,442.83

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap              $223,832,000.00
           (b)  Current Libor                                                   5.381250%
           (c)  Cap Rate                                                        6.250000%
           (d)  Excess                                                                 NA
           (e)  Day convention                                                 Actual/360
           (f)   Days in Interest Period                                               31
           (g)  Payments received under the Interest Rate Cap                       $0.00

   8.  (a)  Weighted Average Coupon (WAC)                                      19.674000%
         (b)  Weighted Average Remaining Maturity (WAM)                                45


HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                                09/30/99
Distribution Date                                                                10/18/99

CLASS A-4 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                                         5.064409763
   2.   Principal distribution per $1,000                                               0
   3.   Interest distribution per $1,000                                      5.064409763

B.  Calculation of Class A-4 Interest
   1.    Calculation of Class A-4 related Note Rate
          (a)  Libor                                                            5.381250%
          (b)  Spread                                                           0.500000%
          (c)  Class A-4 related Note Rate                                      5.881250%
   2.    Class A-4 principal balance - beginning of period                 $80,832,000.00
   3.    Accrual convention                                                    Actual/360
   4.    Days in Interest Period                                                       31
   5.   Class A-4 interest due                                                $409,366.37
   6.   Class A-4 interest paid                                               $409,366.37
   7.   Class A Interest Carryover Shortfall with respect to Class A-4              $0.00
   8.   Class A-4 unpaid interest with respect to the Distribution Date             $0.00

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning of period                   $80,832,000.00
   2.  Class A-4 principal - amount due                                             $0.00
   3.  Class A-4 principal - amount paid                                            $0.00
   4.  Class A-4 principal balance - end of period                         $80,832,000.00
   5.  Class A Principal Carryover Shortfall with respect to Class A-4              $0.00
   6.  Class A-4 unpaid principal with respect to the Distribution Date             $0.00
   7.  Class A-4 Notes as a percentage of the Pool Balance on the              13.389104%
Distribution Date
   8.  Total Class A Notes as a percentage of the Pool Balance on              58.104639%
the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                                                     $28,272,362.62
   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                             $30,192,000.00
          % Of  Receivables                                                     5.001037%
     (b)  30-59 Days Delinquent                                            $11,956,000.00
          % Of  Receivables                                                     1.980405%
     (c)  60+ Days Delinquent                                               $6,884,000.00
          % Of  Receivables                                                     1.140274%

   3.  Aggregate losses for Collection Period less Net Liquidation          $3,930,947.87
Proceeds

   4.  Base Servicing Fee paid on the Distribution Date                     $1,564,328.36

   5.  Pool Balance on the Accounting Date                                $603,714,761.00

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                              $18,111,442.83
        (b)  Amount on deposit in the Reserve Account                      $18,111,442.83

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap              $223,832,000.00
           (b)  Current Libor                                                   5.381250%
           (c)  Cap Rate                                                        6.250000%
           (d)  Excess                                                                 NA
           (e)  Day convention                                                 Actual/360
           (f)   Days in Interest Period                                               31
           (g)  Payments received under the Interest Rate Cap                           0

   8.  (a)  Weighted Average Coupon (WAC)                                      19.674000%
         (b)  Weighted Average Remaining Maturity (WAM)                                45



HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                                09/30/99
Distribution Date                                                                10/18/99

CLASS A-5 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                                          30.1655449
   2.   Principal distribution per $1,000                                      26.6053472
   3.   Interest distribution per $1,000                                        3.5601977

B.  Calculation of Class A-5 Interest
   1.    Class A-5 related Note Rate                                            5.650000%
   2.   Class A-5 principal balance - beginning of period                  $75,614,818.17
   3.   Accrual convention                                                         30/360
   4.   Days in Interest Period
   4.   Class A-5 interest due                                                $356,019.77
   5.   Class A-5 interest paid                                               $356,019.77
   7.   Class A Interest Carryover Shortfall with respect to Class A-5              $0.00
   8.   Class A-5 unpaid interest with respect to the Distribution Date             $0.00

C.  Calculation of Class A-5 principal balance
   1.  Class A-5 principal balance - beginning of period                   $75,614,818.17
   2.  Class A-5 principal - amount due                                     $2,660,534.72
   3.  Class A-5 principal - amount paid                                    $2,660,534.72
   4.  Class A-5 principal balance - end of period                         $72,954,283.45
   5.  Class A-5 Principal Carryover Shortfall                                      $0.00
   6.  Class A-5 unpaid principal with respect to the Distribution Date             $0.00
   7.  Class A-5 Notes as a percentage of the Pool Balance on the              12.084231%
Distribution Date
   8.  Total Class A Notes as a percentage of the Pool Balance on              58.104639%
the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                                                     $28,272,362.62
   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                             $30,192,000.00
          % Of  Receivables                                                     5.001037%
     (b)  30-59 Days Delinquent                                            $11,956,000.00
          % Of  Receivables                                                     1.980405%
     (c)  60+ Days Delinquent                                               $6,884,000.00
          % Of  Receivables                                                     1.140274%

   3.  Aggregate losses for Collection Period less Net Liquidation          $3,930,947.87
Proceeds

   4.  Base Servicing Fee paid on the Distribution Date                     $1,564,328.36

   5.  Pool Balance on the Accounting Date                                $603,714,761.00

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                              $18,111,442.83
        (b)  Amount on deposit in the Reserve Account                      $18,111,442.83

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap              $223,832,000.00
           (b)  Current Libor                                                   5.381250%
           (c)  Cap Rate                                                        6.250000%
           (d)  Excess                                              NA
           (e)  Day convention                                      Actual/360
           (f)   Days in Interest Period                                               31
           (g)  Payments received under the Interest Rate Cap                           0

   8.  (a)  Weighted Average Coupon (WAC)                                      19.674000%
         (b)  Weighted Average Remaining Maturity (WAM)                                45



HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                                09/30/99
Distribution Date                                                                10/18/99

CLASS B-1 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                                          134.150520
   2.   Principal distribution per $1,000                                      129.514282
   3.   Interest distribution per $1,000                                         4.636238

B.  Calculation of Class B-1 Interest
   1.    Class B-1 related Note Rate                                            6.300000%
   2.   Class B-1 principal balance - beginning of period                  $87,693,779.79
   3.   Accrual convention                                                         30/360
   4.   Days in Interest Period
   5.   Class B-1 interest due                                                $460,392.34
   6.   Class B-1 interest paid                                               $460,392.34
   7.   Class B-1 Interest Carryover Shortfall                                      $0.00
   8.   Class B-1 unpaid interest with respect to the Distribution Date             $0.00

C.  Calculation of Class B-1 principal balance
   1.  Class B-1 principal balance - beginning of period                   $87,693,779.79
   2.  Class B-1 principal - amount due                                    $12,861,156.74
   3.  Class B-1 principal - amount paid                                   $12,861,156.74
   4.  Class B-1 principal balance - end of period                         $74,832,623.06
   5.  Class B-1 Principal Carryover Shortfall                                      $0.00
   6.  Class B-1 unpaid principal with respect to the Distribution Date             $0.00
   7.  Class B-1 Notes as a percentage of the Pool Balance on the              12.395361%
Distribution Date
   8.  Class A and B-1 Notes as a percentage of the Pool Balance on            70.500000%
the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                                                     $28,272,362.62
   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                             $30,192,000.00
          % Of  Receivables                                                     5.001037%
     (b)  30-59 Days Delinquent                                            $11,956,000.00
          % Of  Receivables                                                     1.980405%
     (c)  60+ Days Delinquent                                               $6,884,000.00
          % Of  Receivables                                                     1.140274%

   3.  Aggregate losses for Collection Period less Net Liquidation          $3,930,947.87
Proceeds

   4.  Base Servicing Fee paid on the Distribution Date                     $1,564,328.36

   5.  Pool Balance on the Accounting Date                                $603,714,761.00

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                              $18,111,442.83
        (b)  Amount on deposit in the Reserve Account                      $18,111,442.83

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap              $223,832,000.00
           (b)  Current Libor                                                   5.381250%
           (c)  Cap Rate                                                        6.250000%
           (d)  Excess                                                                 NA
           (e)  Day convention                                                 Actual/360
           (f)   Days in Interest Period                                               31
           (g)  Payments received under the Interest Rate Cap                           0

   8.  (a)  Weighted Average Coupon (WAC)                                      19.674000%
         (b)  Weighted Average Remaining Maturity (WAM)                                45





HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                                                09/30/99
Distribution Date                                                                10/18/99

CLASS B-2 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                                         30.63808003
   2.   Principal distribution per $1,000                                     26.60529727
   3.   Interest distribution per $1,000                                       4.03278276

B.  Calculation of Class B-2 Interest
   1.    Class B-2 related Note Rate                                            6.400000%
   2.   Class B-2 principal balance - beginning of period                  $71,333,373.29
   3.   Accrual convention                                                         30/360
   4.   Days in Interest Period
   5.   Class B-2 interest due                                                $380,444.66
   6.   Class B-2 interest paid                                               $380,444.66
   7.   Class B-2 Interest Carryover Shortfall                                      $0.00
   8.   Class B-2 unpaid interest with respect to the Distribution Date             $0.00

C.  Calculation of Class B-2 principal balance
   1.  Class B-2 principal balance - beginning of period                   $71,333,373.29
   2.  Class B-2 principal - amount due                                     $2,509,890.53
   3.  Class B-2 principal - amount paid                                    $2,509,890.53
   4.  Class B-2 principal balance - end of period                         $68,823,482.75
   5.  Class B-2 Principal Carryover Shortfall                                      $0.00
   6.  Class B-2 unpaid principal with respect to the Distribution Date             $0.00
   7.  Class B-1 Notes as a percentage of the Pool Balance on the              11.400000%
Distribution Date
   8.  Class A, B-1 and B-2 Notes as a percentage of the Pool                  81.900000%
Balance on the Distribution Date

D.  Performance of Trust
   1.  Available Funds For Distribution Date                               $28,272,362.62
   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                             $30,192,000.00
          % Of  Receivables                                                     5.001037%
     (b)  30-59 Days Delinquent                                            $11,956,000.00
          % Of  Receivables                                                     1.980405%
     (c)  60+ Days Delinquent                                               $6,884,000.00
          % Of  Receivables                                                     1.140274%

   3.  Aggregate losses for Collection Period less Net Liquidation          $3,930,947.87
Proceeds

   4.  Base Servicing Fee paid on the Distribution Date                     $1,564,328.36

   5.  Pool Balance on the Accounting Date                                $603,714,761.00

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                              $18,111,442.83
        (b)  Amount on deposit in the Reserve Account                      $18,111,442.83

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap              $223,832,000.00
           (b)  Current Libor                                                   5.381250%
           (c)  Cap Rate                                                        6.250000%
           (d)  Excess                                                                 NA
           (e)  Day convention                                                 Actual/360
           (f)  Days in Interest Period                                                31
           (g)  Payments received under the Interest Rate Cap                           0

   8.  (a)  Weighted Average Coupon (WAC)                                      19.674000%
       (b)  Weighted Average Remaining Maturity (WAM)                                  45

